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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      OCTOBER 1, 2001 (SEPTEMBER 28, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                  1-10308                  06-0918165
        (STATE OR OTHER       (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
         JURISDICTION                                   IDENTIFICATION NUMBER)
      OF INCORPORATION OR
         ORGANIZATION)


      9 WEST 57TH STREET
         NEW YORK, NY                                            10019
          (ADDRESS OF                                         (ZIP CODE)
  PRINCIPAL EXECUTIVE OFFICE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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      ITEM 5. OTHER EVENTS

      On September 28, 2001, Cendant Corporation issued a press release providing an update on its operations, an estimate of the impact of the September 11, 2001 terrorist attacks on its financial results and an update on the planned acquisitions of Galileo International, Inc. and Cheap Tickets, Inc. A copy of the press release issued is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits.

            SEE EXHIBIT INDEX.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CENDANT CORPORATION


                                                /s/ James E. Buckman
                                                --------------------
                                                James E. Buckman
                                                Vice Chairman and
                                                General Counsel


Date:  October 1, 2001




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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                  EXHIBIT INDEX

EXHIBIT
   NO.      DESCRIPTION
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99.1        Press Release, dated September 28, 2001, of Cendant Corporation